UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 3, 2022

GPB Automotive Portfolio, LP
(Exact name of registrant as specified in its charter)

Delaware	000-56285	35-2484347
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

535 W. 24th Street, 6th Floor, New York, NY 10011
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (877) 489-8484

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b):

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Executive Officers

On February 3, 2022, the Board of Directors (the “Board”) of Highline Management, Inc. (“Highline”), a wholly-owned subsidiary of GPB Capital Holdings, LLC (“GPB”), the general partner of GPB Automotive Portfolio, LP (the “Company”), appointed Robert Chmiel as Chief Executive Officer of Highline, effective January 1, 2022. Also on February 3, 2022, Mike Frost, Highline’s President, was also appointed Chief Investment Officer of Highline, effective January 1, 2022.

On February 3, 2022, the Board appointed Evan Cutler as Chief Financial Officer of Highline, effective January 1, 2022. Mr. Cutler assumed this role from Mr. Chmiel, who previously served as the Chief Financial Officer of Highline until his appointment to Chief Executive Officer of Highline, effective January 1, 2022.

Mr. Cutler, 37, previously served as Senior Controller of Highline, and formerly GPB, since April 2019. Mr. Cutler leads all financial aspects of Highline, including finance and accounting, financial reporting, and taxes, and assists in all other areas of Highline’s business. Mr. Cutler was previously Controller of Capstone Investment Advisors from 2015 to 2018, where he led the fund accounting group and was responsible for P&L, review and monitoring of operations functions, month end close processes, regulatory filings, financial statements, taxes, investor due diligence meetings and new fund launches from an accounting and operational perspective.  Mr. Cutler also was a member and presenter to the valuation committee of Capstone Investment Advisors. Mr. Cutler has 14 years total experience in the investment management industry, is a Certified Public Accountant licensed in the state of New Jersey, and has a B.S. from Montclair State University.

Mr. Cutler is not related to any member of the Board or any executive officer of the Company, and is not a party to any transactions which would require disclosure under Item 404(a) of Regulation S-K. The information called for under Item 5.02(c)(3) has not been determined at the time of this filing, and the Company will timely file an amendment to this Current Report on Form 8-K once the information has been determined and is available.

Appointment of Chairman of the Board

On February 3, 2022, Jane Kanter, a director of Highline, was appointed Chairman of the Board. Ms. Kanter assumed this role from Mr. Frost, who resigned as Chairman, effective February 3, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 9, 2022	GPB Automotive Portfolio, LP

	By:	/s/ Robert Chmiel
Robert Chmiel
Chief Executive Officer,
Highline Management, Inc.
(Principal Executive Officer)